Krispy Kreme DOUGHNUTS

DOUGHNUTS & COFFEE SINCE 1937

ICR XCHANGE CONFERENCE

01.12.2015



FORWARD LOOKING STATEMENTS

Some of the information in this presentation represents forward-looking statements that are protected under the Private Securities Litigation Reform Act of 1995. Such statements may reflect our expectations or beliefs about the future, including, without limitation, expectations or beliefs regarding our financial performance. We cannot assure you that we will achieve or realize these expectations.

Like any such statements, they are subject to a number of factors, risks and uncertainties that could cause actual results to differ materially from our expectations or beliefs. These factors include items discussed in our SEC filings, including our annual report on Form 10-K for the year ended February 2, 2014. New factors emerge from time to time, and it is not possible for us to predict all such factors or assess the impact of each such factor on Krispy Kreme.

If we do make forward-looking statements, we undertake no obligation to update those statements in the future in light of subsequent events. Please note that all of our SEC filings, along with other shareholder relevant information, can be found on the IR portion of our website at www.krispykreme.com.


TO TOUCH & ENHANCE
LIVES THROUGH THE
JOY
THAT IS KRISPY KREME

BUSINESS STRATEGY
Overview

ACCELERATING GLOBAL GROWTH	LEVERAGING TECHNOLOGY	ENHANCING CORE MENU	MAXIMIZING BRAND AWARENESS




UNITED STATES
CANADA
CANADA
UNITED STATES
UNITED STATES
MEXICO
CUBA
VENEZUELA
COLOMBIA
PERU
BRASIL
BRAZIL
BOLIVIA
BRAZIL
ARGENTINA
GREENLAND
RUSSIA
RUSSIA
RUSSIA
RUSSIA
NORWAY
SWEDEN
FINLAND
FRANCE
SPAIN
ITALY
UKRAINE
KAZAKHSTAN
MONGOLIA
CHINA
UZBEKISTAN
TURKEY
CHINA
JAPAN
IRAQ
PAKISTAN
ALGERIA
LIBYA
EGYPT
SAUDI ARABIA
INDIA
MYANMAR
CHINA
MALI
NIGER
CHAD
SUDAN
NIGERIA
YEMEN
SOMALIA
KENYA
TANZANIA
ANGOLA
ZAMBIA
NAMIBIA
SOUTH AFRICA
MALAYSIA
INDONESIA
PAPUA NEW GUINEA
AUSTRALIA
AUSTRALIA
AUSTRALIA
AUSTRALIA
NEW ZEALAND

ACCELERATING GLOBAL GROWTH


UNITED STATES
CANADA
CANADA
UNITED STATES
MEXICO
GREENLAND
RUSSIA
RUSSIA
RUSSIA
RUSSIA
KAZAKHSTAN
MONGOLIA
CHINA
CHINA
CHINA
JAPAN
TURKEY
UZBEKISTAN
PAKISTAN
SAUDI ARABIA
INDIA
MYANMAR
LIBYA
CHAD
SUDAN
ALGERIA
NIGER
MALI
BRAZIL
BRAZIL
VENEZUELA
PERU
BOLIVIA
ARGENTINA
ZAMBIA
SOUTH AFRICA
ANGOLA
MALAYSIA
INDONESIA
AUSTRALIA
AUSTRALIA
NEW ZEALAND

ACCELERATING GLOBAL GROWTH


UNITED STATES
CANADA
CANADA
UNITED STATES
UNITED STATES
MEXICO
GREENLAND
CUBA
VENEZUELA
COLOMBIA
PERU
BRAZIL
BRASIL
BOLIVIA
BRAZIL
ARGENTINA
RUSSIA
RUSSIA
RUSSIA
RUSSIA
KAZAKHSTAN
MONGOLIA
CHINA
CHINA
CHINA
UZBEKISTAN
TURKEY
PAKISTAN
INDIA
JAPAN
MYANMAR
FRANCE
SPAIN
ITALY
UKRAINE
ALGERIA
LIBYA
LIBYA
EGYPT
SUDAN
CHAD
NIGER
MALI
NIGERIA
SAUDI ARABIA
IRAQ
IRAN
YEMEN
SOMALIA
KENYA
ETHIOPIA
ZAMBIA
ANGOLA
NAMIBIA
SOUTH AFRICA
MALAYSIA
INDONESIA
AUSTRALIA
AUSTRALIA
AUSTRALIA
AUSTRALIA
NEW ZEALAND

ACCELERATING GLOBAL GROWTH

ACCELERATING GLOBAL GROWTH

GLOBAL GROWTH

INTERNATIONAL & DOMESTIC

- **Infill** - expand with existing franchise partners

ACCELERATING GLOBAL GROWTH

GLOBAL GROWTH

INTERNATIONAL & DOMESTIC

- **Infill** - expand with existing franchise partners
- **Pursue** - strong franchise interest and assessing when we should enter these markets

ACCELERATING GLOBAL GROWTH

GLOBAL GROWTH

INTERNATIONAL & DOMESTIC

- **Infill** - expand with existing franchise partners
- **Pursue** - strong franchise interest and assessing when we should enter these markets
- **Evaluate** - aggressively evaluating other new markets

ACCELERATING GLOBAL GROWTH

GLOBAL GROWTH

INTERNATIONAL & DOMESTIC

- **Infill** - expand with existing franchise partners
- **Pursue** - strong franchise interest and assessing when we should enter these markets
- **Evaluate** - aggressively evaluating other new markets
- **Suite of shop types** – what's best for each market

GLOBAL GROWTH

DOMESTIC

INFILL



ACCELERATING GLOBAL GROWTH

DOMESTIC


INFILL
PURSUE

ACCELERATING
GLOBAL
GROWTH

DOMESTIC


INFILL
PURSUE
EVALUATE

ACCELERATING GLOBAL GROWTH

DOMESTIC

- Ongoing double-digit annual unit growth rate
- Projected 20-35 new shop openings in FY16
- Long-term growth potential
  - 700-900 additional small freestanding factory shops with drive thru
  - Plus additional shops in urban and non-traditional locations

ACCELERATING GLOBAL GROWTH


AND COFFEE

INTERNATIONAL



ACCELERATING GLOBAL GROWTH

INTERNATIONAL

INFILL

- Currently open in 24 countries



ACCELERATING GLOBAL GROWTH

INTERNATIONAL

- Currently open in 24 countries
- Projected 6-8 new country openings in FY16, principally Latin America & Asia Pacific

INFILL

PURSUE



ACCELERATING GLOBAL GROWTH

INTERNATIONAL

- Currently open in 24 countries
- Projected 6-8 new country openings in FY16, principally Latin America & Asia Pacific

INFILL

PURSUE

EVALUATE



ACCELERATING GLOBAL GROWTH

INTERNATIONAL

- Currently open in 24 countries
- Projected 6-8 new country openings in FY16, principally Latin America & Asia Pacific
- Projected 95-110 net new shop openings
- Ongoing annual double-digit growth

INFILL

PURSUE

EVALUATE



ACCELERATING GLOBAL GROWTH

Drive positive comps

- Increasing traffic
- Doughnut and beverage varieties
- LTOs
- Strategic promotions
- Creating use occasions
- Technology

ACCELERATING GLOBAL GROWTH

Same Store SALES GROWTH




About the Hot Light
About the
LIGHT
Our Unique Experience
MORNING'S
PAIR
IT'S ON
About Reward
KRISPY KREME
Any Beverage

LEVERAGING TECHNOLOGY



Mobile GUEST ENGAGEMENT Platform


Krispy Kreme



LEVERAGING TECHNOLOGY


175
My Treats
Krispy Kreme
VIEW HISTORY
50
100


Krispy Kreme Hot Light™
Krispy Kreme Shops
RICHMOND
32
$205.40
ORDER
ADVANCE
Krispy Kreme
FUND
RAISING

LEVERAGING TECHNOLOGY

MY KRISPY KREME TREATS™ LOYALTY PROGRAM OVERVIEW

Hot Light™ feature

- Find favorite or nearby shop
- Receive notifications when Hot Light is on at shop


Rewards
32
Your points
VIEW HISTORY
LEARN MORE
$205.40
TRANSFER NOW
ORDER
ADVANCE
IT'S OFF
0 MESSAGES
Krispy Kreme
DOUGHNUTS
FUND
RAISING

LEVERAGING TECHNOLOGY

MY KRISPY KREME TREATS™ LOYALTY PROGRAM OVERVIEW

Digital Rewards

- Simple earned rewards program
- Dashboard of reward status
- Points needed for next reward
- Current promotions



32
$205.40
TRANSFER NOW
ORDER
in
ADVANCE
FUND
RAISING

LEVERAGING TECHNOLOGY

MY KRISPY KREME TREATS™ LOYALTY PROGRAM OVERVIEW

Stored Value

- Guests load value to account securely
- Provides easy Pay and Go technology
- eGifting options


32
$205.40
32
ORDER
- in -
ADVANCE
IT'S OFF
0 MESSAGES
$205 USE NOW
Krispy Kreme
DOUGHNUTS
FUND
RAISING

LEVERAGING TECHNOLOGY

MY KRISPY KREME TREATS™ LOYALTY PROGRAM OVERVIEW

Features To Come

- Digital Fundraising
- Electronic advanced orders
- Social integration

CONNECTING AND SHARING JOY


KK
Krispy Kreme
DOUGHNUTS
And
COFFEE

LEVERAGING TECHNOLOGY

CONNECTING AND SHARING JOY

Most fans per store on Facebook
— BigFuel/Mashwork

Top 5 Most Engaging Brands on Facebook — USA Today

A Top 25 Brand Based on Social Media Performance — Sprinklr- Social Business Audit

One of the Top Youth Brands On Social Media — seevibes.com

LEVERAGING TECHNOLOGY


Social Media

POS – Transaction analytics

- Enhanced forecasting & business intelligence

Oracle ERP

- Phase 1
    - Integrated accounting
    - Implementing early calendar 2015
- Phase 2 — in planning
    - Financial analysis, demand and production planning, promotional analysis and more





LEVERAGING TECHNOLOGY

BUSINESS ANALYTICS


Krispy Kreme



ENHANCING CORE MENU



Short term

- Doughnut variety
- Emphasis on beverage
- Engage millennials

Longer term

- Customization
- Explore complementary platforms



ENHANCING CORE MENU



BALANCED DAYPARTS
Transactions



6am-10am
23%
10am-2pm
21%
2pm - 6pm
24%
6pm - 11pm
26%

ENHANCING CORE MENU


Krispy Kreme
DOUGHNUTS
Original Glazed Doughnuts




Krispy Kreme
EAT
Krispy Kreme
DOUGHNUTS


Krispy Kreme
DOUGHNUTS


SMOOTH

MAXIMIZING BRAND AWARENESS

WHOLESALE

- New longer shelf-life products
- Expanding wholesale footprint


Krispy Kreme
Original Glazed Doughnuts
Chocolate Iced Kreme Filled Doughnuts
Krispy Juniors

MAXIMIZING BRAND AWARENESS

LICENSING

- Coffee products
  - Top-of-mind awareness and trial for coffee
  - Increasing brand equity
  - Long-term revenue
- Exploring other categories


SMOOTH
DECAF
RICH

Packaged ground coffee



K-Cup® Packs


MOCHA
ICED COFFEE
ORIGINAL GLAZED
ICED COFFEE

Ready-to-drink coffee

MAXIMIZING BRAND AWARENESS

FUNDRAISING

- Fundraising doughnut sales raised more than $30 million last year for local charities
- Uniquely positioned to expand through:
  - Additional programs
  - Increased awareness
  - Technology
- Creates a win-win-win
- Aligns directly with our mission


FUND RAISING

MAXIMIZING BRAND AWARENESS

FY16 GUIDANCE

ACCELERATING GLOBAL GROWTH	LEVERAGING TECHNOLOGY	ENHANCING CORE MENU	MAXIMIZING BRAND AWARENESS

FY16 GUIDANCE
Year Ending January 31, 2016

Company same-store sales	Positive
Unit growth	
Domestic	20 to 35 new units (net)
International franchise	95 to 110 new units (net)
Systemwide	Double-digit percentage growth
Total revenues	Up 8% to 11%
Adjusted net income	$55 to $59 million
Adjusted EPS	$0.79 to $0.85
Capital expenditures	$35 to $45 million

Adjusted net income and adjusted EPS are non-GAAP measures. See Appendix.

CONCLUSION

ACCELERATING GLOBAL GROWTH	LEVERAGING TECHNOLOGY	ENHANCING CORE MENU	MAXIMIZING BRAND AWARENESS


TO TOUCH & ENHANCE
LIVES THROUGH THE
JOY
THAT IS KRISPY KREME

APPENDIX

Krispy Kreme climbs in Nation's Restaurant News'

Top 100 Rankings:

- Ranked in the top 3 of the Top 100 sales in Beverage-Snack Segment
- Climbed to #10 from #51- Top 100 Growth in U.S. Franchise Units
- Climbed 20 spots to rank #23 in the Top 100 for Growth in U.S. Systemwide Sales
- Rose 29 spots to #20 on Top 100 - Growth in Total Number of U.S. Units
- Ranked #27 in the Top 100 Estimated Sales Per Unit

ECONOMIC RECAP


DOUGHNUTS AND COFFEE

5-YEAR TREND - REVENUES

$ in millions

FY13 excludes revenues for the 53rd week



$347
$362
$403
$427
$460
FY10
FY11
FY12
FY13
FY14

5-YEAR TREND - ADJUSTED NET INCOME

$ in millions

Adjusted net income is a non-GAAP measure. See following pages for GAAP reconciliation.



$0
$9
$22
$33
$43
FY10
FY11
FY12
FY13
FY14

5-YEAR TREND - ADJUSTED EPS

Adjusted EPS is a non-GAAP measure. See following pages for GAAP reconciliation.


$0.61
$0.47
$0.31
$0.12
$-
FY10
FY11
FY12
FY13
FY14

Krispy Kreme DOUGHNUTS

FY15 GUIDANCE UPDATE
Year Ending February 1, 2015

Company same-store sales	Positive
Systemwide unit growth	Double-digit percentage growth
Adjusted net income	$48 to $51 million
Adjusted EPS	$0.69 to $0.74

Adjusted net income and adjusted EPS are non-GAAP measures. See following pages for GAAP reconciliation.

FY16 GUIDANCE
Year Ending January 31, 2016

Company same-store sales	Positive
Unit growth	
Domestic	20 to 35 new units (net)
International franchise	95 to 110 new units (net)
Systemwide	Double-digit percentage growth
Total revenues	Up 8% to 11%
Adjusted net income	$55 to $59 million
Adjusted EPS	$0.79 to $0.85
Capital expenditures	$35 to $45 million

Adjusted net income and adjusted EPS are non-GAAP measures. See following pages for GAAP reconciliation.

FY16 Guidance - Company Stores

	FY15 guidance	FY16 guidance
Same-store sales	Positive	Positive
Shops at year end	Approx. 110	10 to 15 new units (net)
Wholesale sales	Up slightly	Up slightly
Segment operating margin	Approx. 3%	Margin improvement

FY16 Guidance - Domestic Franchise

	FY15 guidance	FY16 guidance
Same-store sales	Positive	Positive
Shops at year end	Approx. 170	10 to 20 new units (net)
Average royalty rate	Approx. 3.5%	Up slightly
Segment operating margin	Approx. 60%	Similar

FY16 Guidance - International Franchise

	FY15 guidance	FY16 guidance
Same-store sales (currency adjusted)	Slightly negative	Slight improvement, but still negative due to continued growth (cannibalization, honeymoon effects)
Shops at year end	Approx. 700	95 to 110 new units (net)
Average royalty rate	5.5%	Similar
New countries opened	Colombia	Six to eight
Segment operating margin	Approx. 70%	Similar

FY16 Guidance - Supply Chain

	FY15 guidance	FY16 guidance
Total sales (including Intercompany)	Approx. $245 million	Growth driven by domestic and international shop sales growth
Segment operating margin	Approx. 17% of total sales	Similar

FY16 Guidance - G&A Costs

FY15 guidance	FY16 guidance
Approx. $25 million(1)	Down

(1) Excludes anticipated $2.5 million charge for settlement of former CEO employment contract in connection with planned succession.

FY16 Guidance - Adjusted Earnings

	FY15 guidance	FY16 guidance
Adjusted net income	$48 to $51 million	$55 to $59 million
Adjusted EPS	$0.69 to $0.74	$0.79 to $0.85
Diluted shares outstanding	68.9 million	69.5 million

Adjusted net income and adjusted EPS are non-GAAP measures. See following pages for GAAP reconciliation.

FY16 GUIDANCE - Headwinds vs. FY15

($ in millions)

Healthcare costs (ACA)	$2.0 to $3.0 increase in Company Stores segment costs
Stronger U.S. $ vs. other currencies	$2.0 to $2.5 adverse effect on International Franchise segment revenues
Opening franchise shops in six to eight new countries	$1.0 to $1.5 increase in startup costs in International Franchise and Supply Chain segments
Oracle ERP costs	
Phase 1 FY16 "go live"	Much of FY15 $3.8 implementation cost offset by post-implementation operating costs in FY16
Phase 2	TBD – not reflected in FY16 guidance
Front-end cost of mobile loyalty platform	Investment leads revenue gain

FY16 GUIDANCE - Tailwinds vs. FY15

($ in millions)

Continued traffic momentum	Positive
Agricultural commodities and packaging costs, net	Approximately $3.0 favorable effect on Company Stores segment costs
Lower gasoline costs	Approximately $2.0 decrease in Company Stores segment costs
Executive officer succession costs	Approximately $1.0 favorable effect on G&A (CEO in FY15 vs. CFO in FY16)

KRISPY KREME DOUGHNUTS, INC.
NON-GAAP FINANCIAL INFORMATION

The Company expects to record a pretax charge of approximately $2.5 million in the fourth quarter of fiscal 2015 (ending February 1, 2015) for the settlement of amounts due under an employment agreement with the Company's former chief executive officer. That officer, who is the Company's current Executive Chairman, is expected to transition from that role to the non-employee role of non-executive chairman of the board of directors in late January 2015.

In fiscal 2014, the Company recorded a charge of $1.0 million related to the refinancing of its secured credit facilities, consisting principally of the writeoff of deferred financing costs related to the Company's term loan, which was retired in full, and the termination of an interest rate hedge related to the term loan. Charges of this nature are not expected to recur on a regular basis.

The Company's fiscal year ends on the Sunday closest to January 31, which periodically results in a 53-week year. Fiscal 2013 contained 53 weeks instead of the normal 52 weeks.

In the year ended January 29, 2012, the Company reversed approximately $139.6 million of valuation allowances against its deferred income tax assets because management concluded that realization of such assets was more likely than not. While such reversal, which was required by GAAP, increased the Company's earnings by $139.6 million in fiscal 2012, the reversal has had the effect of reducing the Company's earnings beginning in fiscal 2013 as a result of an increase in the provision for income taxes. This negative effect on earnings beginning in fiscal 2013 occurs because the reversal of the valuation allowance resulted in the recognition in fiscal 2012 of income tax benefits expected to be realized in later years; absent the reversal of the valuation allowance, any such tax benefits would have been recognized when realized in future periods upon the generation of taxable income. Accordingly, beginning in fiscal 2013, the Company's effective income tax rate, which in fiscal 2012 and earlier years bore little or no relationship to pretax income, more closely reflects the blended federal and state income tax rates in jurisdictions in which the Company operates.

As of February 2, 2014, the Company had net deferred income tax assets of approximately $107 million, of which approximately $58 million related to federal and state net operating loss carryovers. The Company's federal net operating loss carryovers totaled approximately $174 million.

The Company has reported cumulative pretax income of over $150 million since the beginning of fiscal 2010, and the Company also has generated significant taxable income during this period. However, because of the Company's utilization of its federal and state net operating loss carryovers and other deferred tax assets, the Company's cash payments for income taxes have been relatively insignificant during this period. As a result, since fiscal 2013 (see second preceding paragraph) the provision for income tax expense has substantially exceeded cash payments for income taxes. Until such time as the Company's net operating loss carryovers are exhausted or expire, GAAP income tax expense is expected to continue to substantially exceed the amount of cash income taxes payable by the Company.

In fiscal 2012, the Company realized a pretax gain of $6.2 million ($4.7 million after tax, or $.06 per share) on the sale of its 30% ownership interest in KK Mexico, an equity method investee. The Company does not expect to realize similar gains in the future.

The following non-GAAP financial information and related reconciliation to GAAP measures are provided to assist the reader in understanding the effects of the above transactions and events, which, except for the periodic occurrence of the 53-week year, are expected to be non-recurring, on the Company's results of operations, and to facilitate comparison of Company's financial results among all periods presented. In addition, the non-GAAP financial information is intended to illustrate the material difference between the Company's income tax expense and income taxes currently payable. These non-GAAP performance measures are consistent with other measurements made by management in the operation of the business which do not consider income taxes except to the extent to which those taxes currently are payable, for example, capital allocation decisions and incentive compensation measurements that are made on a pretax basis.

KRISPY KREME DOUGHNUTS, INC.
NON-GAAP FINANCIAL INFORMATION

	Historical Periods				
	Year Ended January 31, 2010	Year Ended January 30, 2011	Year Ended January 29, 2012	Year Ended February 3, 2013	Year Ended February 2, 2014
	(In thousands, except per share amounts)				
Net income (loss), as reported...........	$ (157)	$ 7,599	$ 166,269	$ 20,779	$ 34,256
Loss on refinancing of debt................	-	1,022	-	-	967
Gain on sale of interest in KK Mexico					
(net of income taxes of $1,492)......	-	-	(4,706)	-	-
Earnings for the 53rd week.................	-	-	-	(1,273)	-
Provision for deferred income taxes....	-	-	(139,403)	13,413	8,014
Adjusted net income (loss).................	$ (157)	$ 8,621	$ 22,160	$ 32,919	$ 43,237
Adjusted earnings (loss) per common share:					
Basic..	$ -	$ 0.13	$ 0.32	$ 0.49	$ 0.64
Diluted...	$ -	$ 0.12	$ 0.31	$ 0.47	$ 0.61
Weighted average shares outstanding:					
Basic..	67,493	68,337	69,145	67,624	67,261
Diluted...	67,493	69,922	71,497	69,896	71,054

The Company's fiscal year ends on the Sunday closest to January 31, which periodically results in a 53-week year. Fiscal 2013 contained 53 weeks.

KRISPY KREME DOUGHNUTS, INC.
NON-GAAP FINANCIAL INFORMATION

	Management's Earnings Guidance			
	Year Ending			
	February 1, 2015		January 31, 2016	
	From	To	From	To
	(In thousands, except per share amounts)			
Net income, as reported	$ 28,400	$ 30,400	$ 34,800	$ 37,200
Charge for settlement of employment contract	2,500	2,500	-	-
Provision for deferred income taxes	16,600	17,800	20,200	21,800
Adjusted net income	$ 47,500	$ 50,700	$ 55,000	$ 59,000
Adjusted earnings per common share:				
Basic	$ 0.72	$ 0.77	$ 0.82	$ 0.88
Diluted	$ 0.69	$ 0.74	$ 0.79	$ 0.85
Weighted average shares outstanding:				
Basic	66,200	66,200	66,800	66,800
Diluted	68,900	68,900	69,500	69,500